EXHIBIT 99.2

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                                   Aames Loans


Selection Criteria: Aames Loans
Table of Contents

1. Summary Statistics
2. Product Types
3. Credit Score
4. Range of Combined Original LTV Ratios (%)
5. Documentation Level
6. Loan Purpose



1. Summary Statistics

Number of Mortgage Loans: 3,193
Aggregate Principal Balance ($): 527,082,667
Weighted Average Current Mortgage Rate (%): 6.893
Non-Zero Weighted Average Margin (%): 5.658
Non-Zero Weighted Average Maximum Rate (%): 12.842
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 78.85
% First Liens: 100.00
% Owner Occupied: 94.47
% Purchase: 29.94
% Full Doc: 58.42
Non-Zero Weighted Average Credit Score: 611

                                       Top



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Product Types                                  Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                 15         850,960          0.16      7.685         117        65.04          613
Fixed - 15 Year                                 69       7,141,399          1.35      6.896         177        69.12          629
Fixed - 20 Year                                 36       3,624,587          0.69      6.918         237        69.71          630
Fixed - 25 Year                                 14       1,652,719          0.31      6.647         297        69.47          644
Fixed - 30 Year                                588      93,018,090         17.65      6.882         357        75.69          630
ARM - 2 Year/6 Month                         2,188     365,206,585         69.29      6.965         357        80.02          603
ARM - 3 Year/6 Month                           105      19,137,038          3.63      6.589         357        79.13          608
ARM - 5 Year/6 Month                           120      20,343,651          3.86      6.690         357        77.21          612
Interest Only - ARM 2 Year/6 Month              46      13,342,848          2.53      5.850         357        81.08          666
Interest Only - ARM 3 Year/6 Month               3       1,061,800          0.20      6.404         357        83.75          644
Interest Only - ARM 5 Year/6 Month               9       1,702,990          0.32      6.104         357        72.74          671
Total:                                       3,193     527,082,667        100.00      6.893         353        78.85          611
------------------------------------------------------------------------------------------------------------------------------------


                                       Top



3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Credit Score                                   Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
NA                                               1          38,459          0.01     11.030         357        70.00            0
500 - 524                                      232      32,580,771          6.18      8.345         355        74.78          511
525 - 549                                      361      53,170,375         10.09      7.801         355        75.76          537
550 - 574                                      441      70,621,765         13.40      7.428         353        80.70          562
575 - 599                                      465      75,333,770         14.29      7.023         353        80.21          588
600 - 624                                      455      74,444,810         14.12      6.687         354        80.32          613
625 - 649                                      521      87,553,670         16.61      6.445         351        78.93          636
650 - 674                                      334      60,506,955         11.48      6.331         354        79.50          661
675 - 699                                      191      36,205,494          6.87      6.227         349        78.33          686
700 - 724                                       97      19,031,078          3.61      6.078         350        77.80          711
725 - 749                                       58      10,280,002          1.95      6.119         351        76.03          737
750 - 774                                       29       5,990,461          1.14      5.908         355        77.88          758
775 - 799                                        7       1,230,370          0.23      5.933         353        69.13          780
800 +                                            1          94,688          0.02      5.530         357        35.71          810
Total:                                       3,193     527,082,667        100.00      6.893         353        78.85          611
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 810
Non-Zero Weighted Average: 611

                                       Top



4. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Range of Combined Original LTV Ratios (%)      Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                    2         247,675          0.05      8.205         356        13.26          555
15.01 - 20.00                                    3         201,874          0.04      7.188         250        19.48          685
20.01 - 25.00                                    5         239,202          0.05      7.199         252        23.61          627
25.01 - 30.00                                   10         867,640          0.16      6.625         323        27.06          620
30.01 - 35.00                                   12       1,293,861          0.25      6.229         357        32.91          654
35.01 - 40.00                                   14       1,832,340          0.35      6.620         322        37.53          604
40.01 - 45.00                                   25       2,822,030          0.54      6.729         340        43.22          617
45.01 - 50.00                                   30       4,669,621          0.89      6.483         338        47.38          613
50.01 - 55.00                                   65       9,017,662          1.71      6.550         343        53.38          601
55.01 - 60.00                                   62       8,867,087          1.68      6.681         349        57.85          595
60.01 - 65.00                                  121      19,239,028          3.65      6.642         346        63.07          603
65.01 - 70.00                                  214      34,100,148          6.47      7.032         352        68.73          592
70.01 - 75.00                                  305      46,704,517          8.86      7.073         351        73.96          592
75.01 - 80.00                                1,407     236,837,583         44.93      6.646         354        79.66          624
80.01 - 85.00                                  374      63,227,597         12.00      7.251         356        84.40          591
85.01 - 90.00                                  330      61,227,164         11.62      7.063         355        89.50          621
90.01 - 95.00                                  213      35,566,395          6.75      7.619         356        94.78          594
95.01 - 100.00                                   1         121,244          0.02      6.130         357        97.28          665
Total:                                       3,193     527,082,667        100.00      6.893         353        78.85          611
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.70
Maximum: 97.28
Weighted Average: 78.85

                                       Top



5. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Documentation Level                            Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                           1,961     307,907,928         58.42      6.837         352        79.71          606
Stated Documentation                         1,159     205,606,047         39.01      6.958         354        77.50          621
Limited Documentation                           73      13,568,692          2.57      7.184         354        79.86          580
Total:                                       3,193     527,082,667        100.00      6.893         353        78.85          611
------------------------------------------------------------------------------------------------------------------------------------

                                       Top



6. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Loan Purpose                                   Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          1,814     305,756,479         58.01      7.013         351        77.08          597
Purchase                                       950     157,815,262         29.94      6.677         356        82.23          636
Refinance - Rate Term                          429      63,510,926         12.05      6.853         352        79.01          616
Total:                                       3,193     527,082,667        100.00      6.893         353        78.85          611
------------------------------------------------------------------------------------------------------------------------------------

                                       Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                                  Cashout Loans


Selection Criteria: Cashout Loans
Table of Contents

1. Summary Statistics
2. Product Types
3. Credit Score
4. Range of Combined Original LTV Ratios (%)
5. Documentation Level
6. Loan Purpose



1. Summary Statistics

Number of Mortgage Loans: 5,498
Aggregate Principal Balance ($): 917,738,718
Weighted Average Current Mortgage Rate (%): 7.102
Non-Zero Weighted Average Margin (%): 5.694
Non-Zero Weighted Average Maximum Rate (%): 13.737
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 78.47
% First Liens: 99.68
% Owner Occupied: 93.04
% Purchase: 0.00
% Full Doc: 58.56
Non-Zero Weighted Average Credit Score: 597

                              Top



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Product Types                                  Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                 20       1,204,281          0.13      7.483         117        64.77          599
Fixed - 15 Year                                222      23,188,888          2.53      6.920         177        72.29          618
Fixed - 20 Year                                161      14,180,153          1.55      7.393         237        75.07          613
Fixed - 25 Year                                 13       1,679,312          0.18      6.470         297        74.55          633
Fixed - 30 Year                              1,653     263,255,435         28.69      7.026         357        76.78          618
ARM - 2 Year/6 Month                         3,044     543,056,199         59.17      7.172         357        79.55          584
ARM - 3 Year/6 Month                           265      47,583,558          5.18      7.024         356        80.20          610
ARM - 5 Year/6 Month                            85      13,835,454          1.51      6.876         357        75.79          602
ARM - 10 Year IO/1 Month                         4       1,355,876          0.15      4.620         295        87.33          723
Interest Only - ARM 2 Year/6 Month              23       6,372,362          0.69      6.211         357        80.97          650
Interest Only - ARM 3 Year/6 Month               3       1,027,800          0.11      6.989         357        86.91          643
Interest Only - ARM 5 Year/6 Month               5         999,400          0.11      6.052         357        71.63          695
Total:                                       5,498     917,738,718        100.00      7.102         350        78.47          597
------------------------------------------------------------------------------------------------------------------------------------


                                       Top



3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Credit Score                                   Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
NA                                               1          38,459          0.00     11.030         357        70.00            0
500 - 524                                      614      87,776,151          9.56      8.218         354        73.09          513
525 - 549                                      854     130,180,050         14.18      7.738         352        75.46          536
550 - 574                                      851     138,471,308         15.09      7.279         351        77.70          562
575 - 599                                      794     130,708,612         14.24      7.114         349        78.98          587
600 - 624                                      752     129,764,438         14.14      6.815         350        80.68          612
625 - 649                                      720     132,994,529         14.49      6.639         346        80.53          636
650 - 674                                      471      84,830,951          9.24      6.576         349        81.28          661
675 - 699                                      224      41,730,690          4.55      6.427         346        81.01          686
700 - 724                                      110      20,750,956          2.26      6.353         346        79.85          709
725 - 749                                       59      10,948,671          1.19      6.195         348        78.27          735
750 - 774                                       34       6,988,539          0.76      6.067         334        77.57          761
775 - 799                                       11       2,234,411          0.24      6.033         356        73.94          786
800 +                                            3         320,952          0.03      6.098         274        49.23          811
Total:                                       5,498     917,738,718        100.00      7.102         350        78.47          597
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 814
Non-Zero Weighted Average: 597

                              Top



4. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Range of Combined Original LTV Ratios (%)      Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                    4         377,300          0.04      8.148         356        13.17          562
15.01 - 20.00                                    3         174,091          0.02      7.134         254        19.85          593
20.01 - 25.00                                    9         715,126          0.08      7.444         322        22.36          579
25.01 - 30.00                                   22       1,939,431          0.21      6.986         311        27.52          593
30.01 - 35.00                                   26       2,462,244          0.27      6.499         357        33.03          625
35.01 - 40.00                                   39       4,438,195          0.48      6.797         329        37.84          600
40.01 - 45.00                                   58       7,576,394          0.83      6.765         335        43.21          601
45.01 - 50.00                                   77      10,828,885          1.18      6.950         343        47.61          581
50.01 - 55.00                                  124      17,361,334          1.89      6.911         341        53.25          590
55.01 - 60.00                                  166      27,465,831          2.99      6.893         341        58.00          592
60.01 - 65.00                                  267      42,877,730          4.67      6.956         346        63.15          592
65.01 - 70.00                                  493      78,449,431          8.55      7.184         349        68.66          581
70.01 - 75.00                                  676     109,999,525         11.99      7.255         350        74.04          579
75.01 - 80.00                                1,377     224,997,728         24.52      7.130         350        79.34          593
80.01 - 85.00                                  976     171,205,489         18.66      7.137         354        84.37          592
85.01 - 90.00                                  793     152,861,101         16.66      6.975         352        89.48          622
90.01 - 95.00                                  278      53,434,956          5.82      7.041         354        94.71          626
95.01 - 100.00                                 110      10,573,928          1.15      7.961         330        99.72          653
Total:                                       5,498     917,738,718        100.00      7.102         350        78.47          597
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 11.11
Maximum: 100.00
Weighted Average: 78.47

                                       Top



5. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Documentation Level                            Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                           3,473     537,431,500         58.56      7.016         349        78.85          593
Stated Documentation                         1,788     334,704,443         36.47      7.250         352        77.77          605
Limited Documentation                          237      45,602,774          4.97      7.033         349        79.16          594
Total:                                       5,498     917,738,718        100.00      7.102         350        78.47          597
------------------------------------------------------------------------------------------------------------------------------------

                                       Top



6. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Loan Purpose                                   Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          5,498     917,738,718        100.00      7.102         350        78.47          597
Total:                                       5,498     917,738,718        100.00      7.102         350        78.47          597
------------------------------------------------------------------------------------------------------------------------------------

                                       Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                 MORGAN STANLEY
                                  MSAC 2004-HE4

                         Interest Only Hybrid ARM loans


Selection Criteria: Interest Only Hybrid ARM loans
Table of Contents

1. Credit Score


1. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                          Pool by
                                                          Aggregate      Aggregate   Weighted    Weighted    Weighted
                                              Number      Cut-off         Cut-off    Average      Average    Average       Weighted
                                                of          Date           Date       Gross      Remaining   Combined      Average
                                             Mortgage     Principal      Principal   Interest      Term      Original        FICO
Credit Score                                   Loans     Balance ($)      Balance    Rate (%)    (months)      LTV          Score
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                                        8       1,221,920          4.94      6.925         357        79.46          589
600 - 624                                       16       4,243,892         17.17      6.325         357        80.97          613
625 - 649                                       25       6,476,863         26.21      6.074         357        82.46          637
650 - 674                                       17       4,857,066         19.66      5.852         357        82.05          661
675 - 699                                       11       2,767,386         11.20      5.694         357        78.44          683
700 - 724                                       10       2,359,596          9.55      6.130         357        79.17          710
725 - 749                                        6       1,646,699          6.66      5.540         357        80.85          734
750 - 774                                        4       1,137,000          4.60      5.610         357        70.11          759
Total:                                          97      24,710,422        100.00      6.021         357        80.53          659
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 582
Maximum: 766
Weighted Average: 659

                                       Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Collateral Analysis



                                     Wtd Avg      Wtd Avg                   Wtd Avg    Wtd Avg
FICO Low  FICO High    LTV      Current Balance    GWAC         % MI         FICO        DTI
--------  ---------    ---      ---------------    ----         ----         ----        ---
   500       524       > 65       142,551.80       8.260        0.00         513       40.90
   525       549       > 65       150,043.45       7.831        0.00         537       40.91
   550       574       > 65       155,985.37       7.449        0.00         562       40.48
   575       599       > 70       157,470.17       7.225        0.00         587       40.99
   600       624       > 70       168,426.80       6.843        0.00         612       41.33
   625       649       > 70       173,482.69       6.771        0.00         637       41.12
   650       674       > 80       166,518.96       6.965        0.00         662       40.88
   675       699       > 80       178,237.85       6.812        0.00         687       39.45
   700       724       > 80       186,011.94       6.588        0.00         710       40.52
   725       749       > 85       168,406.98       6.955        0.00         736       40.97
   750       774       > 85       199,951.75       6.808        0.00         762       40.20
   775       799       > 85       185,646.97       6.251        0.00         788       33.10
   800       max       > 85        35,774.99       8.750        0.00         802       27.05
FICO Low   % SFR      % PUD    % Owner Occ  % Full Doc   % Ltd Doc  % Stated Doc  % Int Only
--------   -----      -----    -----------  ----------   ---------  ------------  ----------
   500     85.37       7.33       97.87       65.83        3.91       30.26        0.00
   525     81.06       9.25       97.92       65.37        6.64       27.99        0.00
   550     84.75       5.38       96.32       65.43        3.81       30.76        0.00
   575     81.38       9.93       96.24       67.77        4.74       27.48        0.70
   600     75.76       9.84       94.27       61.66        5.02       33.32        2.35
   625     78.66       7.01       92.58       47.46        3.96       48.58        3.19
   650     73.63       7.54       92.29       48.94        4.32       46.75        2.11
   675     66.31      13.38       89.36       50.64        4.16       45.20        0.00
   700     63.52       8.08       87.26       59.32        5.86       34.82        9.09
   725     51.66       4.73       78.53       42.28        1.89       55.83        1.80
   750     65.93       9.93       79.53       53.80       10.57       35.63        9.40
   775     93.24       1.50       95.60       82.03       17.97        0.00       19.39
   800      0.00       0.00      100.00      100.00        0.00        0.00        0.00



                                   Wtd Avg         Wtd Avg                  Wtd Avg   Wtd Avg
LTV Low    LTV High     DTI    Current Balance      GWAC        % MI         FICO       DTI
-------    --------     ---    ---------------      ----        ----         ----       ---
   60%       64%       > 50       173,595.22       6.829        0.00         599       52.63
   65%       69%       > 50       157,578.07       7.311        0.00         560       53.17
   70%       74%       > 50       173,072.23       7.009        0.00         583       52.91
   75%       79%       > 50       183,181.53       7.347        0.00         570       52.80
   80%       84%       > 50       169,480.93       7.125        0.00         596       52.75
   85%       89%       > 50       184,075.62       7.161        0.00         591       53.22
   90%       94%       > 50       188,803.93       7.194        0.00         602       52.38
   95%       99%       > 50       149,868.73       7.216        0.00         637       52.10
  100%       max       > 50       151,197.14       7.489        0.00         644       51.64

LTV Low    % SFR      % PUD    % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------    -----      -----    -----------  ----------  ---------  ------------  ----------
   60%     82.79      11.78       87.56       63.40        7.01       29.59        0.00
   65%     71.54       5.86       92.11       78.81        1.35       19.84        0.00
   70%     75.52       3.21       87.88       65.86        6.19       27.95        0.00
   75%     78.06       4.70       96.24       70.80        7.61       21.59        0.00
   80%     84.10       1.52       93.71       83.29       10.39        6.32        0.00
   85%     87.45       2.33       91.93       87.74        2.85        9.40        0.00
   90%     66.13      20.44      100.00       81.42       13.10        5.49        0.00
   95%    100.00       0.00      100.00       75.76       24.24        0.00        0.00
  100%     78.89      21.11      100.00      100.00        0.00        0.00        0.00


                                   Wtd Avg         Wtd Avg                  Wtd Avg   Wtd Avg
DTI Low    DTI High     FICO    Current Balance      GWAC        % MI         FICO       DTI
-------    --------     ----   ---------------      ----        ----         ----       ---
   20%       24%       < 525      113,399.28       8.261        0.00         513       22.69
   25%       29%       < 550      120,551.03       8.098        0.00         529       27.52
   30%       34%       < 575      134,517.56       7.809        0.00         542       32.43
   35%       39%       < 600      148,901.83       7.546        0.00         555       37.38
   40%       44%       < 625      160,173.39       7.347        0.00         571       42.50
   45%       49%       < 650      174,366.31       7.219        0.00         586       47.66
   50%       54%       < 675      178,148.31       7.084        0.00         583       51.67
   55%       max       < 700      199,921.14       6.943        0.00         587       55.36


DTI Low    % SFR      % PUD    % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------    -----      -----    -----------  ----------  ---------  ------------  ----------
   20%     87.29       0.00       87.53       78.11        0.00       21.89        0.00
   25%     80.76       8.40       95.62       71.98        3.74       24.28        0.00
   30%     83.73       5.86       96.21       67.00        4.10       28.91        0.00
   35%     83.40       7.26       96.46       64.84        5.16       30.00        0.00
   40%     80.06       8.25       96.81       60.94        4.23       34.82        0.84
   45%     78.00       8.51       95.92       59.25        3.66       37.10        1.59
   50%     81.59       3.71       95.39       70.47        5.09       24.44        0.38
   55%     76.23       9.20       96.70       88.01        8.30        3.70        0.00